UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

          Date of Report (date of earliest event reported): April 11,
                                      2014

                           VANGUARD ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                       None                    27-2888719
 --------------------------       ------------------        -------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer
  of incorporation)                                          Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

Item 1.01. Entry into a Material Definitive Agreement.

     On April 11, 2014, the Company entered into an agreement to sell substantially all of the Company's assets to an unrelated third party for a total purchase price of $5,500,000. On June 17, 2014 the Company completed the sale pursuant to the terms of the agreement.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
No.         Description
-------     -----------

10.13       Purchase Agreement

     The following exhibits were omitted from Exhibit 10.13:

      Exhibit                 Description
      -------                 -----------

        A                     Description of Properties
        B                     Inventory
        C                     Purchase Price Allocation
        D                     Form of Instrument of Conveyance

     The Company agrees to furnish supplementary to the Commission upon request a copy of these omitted exhibits .




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: October 6, 2014


                                      VANGUARD ENERGY CORPORATION


                                      By:/s/ Warren M. Dillard
                                         ---------------------------------
                                         Warren M. Dillard, President and Chief
                                         Executive Officer






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